UNITED STATES

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SCHEDULE 14A

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Tenneco Inc.

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The following is the slide presentation that Tenneco Inc. (the “Company”) management presented at the Company’s 2018 Annual Meeting of Stockholders held on May 16, 2018.

Lake Forest, IL May 16, 2018 Annual Meeting of Stockholders

Safe Harbor This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe Tenneco’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this release concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against Tenneco and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with Tenneco or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of Tenneco management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. In addition, please see Tenneco’s financial results press release for factors that could cause Tenneco’s future performance to vary from the expectations expressed or implied by the forward-looking statements herein.   Forward-Looking Statements

Safe Harbor Additional Information and Where to Find It In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois 60045 or by calling (847) 482-5162. Certain Information Regarding Participants The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 10, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company. No Offers or Solicitations This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In addition to the foregoing, please see the Company’s financial results press release for certain factors that might cause actual results to differ materially from current expectations.

Since 2000, Tenneco has delivered: Value-add (VA) Revenue* growth outpacing LV industry production Margin expansion of over 300 bps Double-digit annual adjusted EPS growth Proven Track Record of Growth Built to outperform – revenue growth and investment returns Total Revenue $ 3.5 $ 4.4 $ 5.9 $ 8.2 $ 9.3 Substrate Sales $ 0.4 $ 0.6 $ 1.2 $ 1.9 $ 2.2 VA Revenue ($ billions) Adjusted EBIT† as a % of VA Revenue Leading ROIC† Performance  5-year average 22.8% ◆ Source IHS Automotive January 2018 global light vehicles $7.1B $6.3B $4.7B $3.8B $3.1B 9.1% 9.1% 6.6% 6.4% 6.0% * Value-add (VA) Revenue is total revenue less substrate sales. See slide 15 for further explanation. †  See reconciliations to U.S. GAAP at end of presentation.  Over past 10+ years, TEN outpaced industry production by 2x Expect 3x outperformance through 2020 Tenneco Revenue (billion) Industry Production◆ (million) 6% CAGR 6% CAGR 3% CAGR 2% CAGR

Focused strategic objectives – moving faster and further to unlock value Transaction Unlocks Significant Value This acquisition builds on Tenneco’s long-term strategy: Positions us to realign and then separate Tenneco’s and Federal-Mogul’s lines of business, allowing them to be managed according to their unique value propositions Enhances our ability to serve customers in both lines Opens up new opportunities to drive growth with products that are complementary to Tenneco’s current product offering Building upon the strength, depth and industry experience of the combined teams Significant synergies will drive shareholder value announces acquisition of Acquisition expected to close in second half of 2018; separation expected to be complete in second half of 2019

Creating Two Focused Companies
Acquisition Announced April 10, 2018

TENNECO

Transformational acquisition of Federal-Mogul and planned separation into two focused, industry-leading, publicly traded companies

- Definitive agreement to acquire Federal-Mogul's Motorparts and Powertrain businesses for $5.4B (EV/2017 EBITDA 7.2x / 5.4x[2] with synergies)
- Intention to create two independent, publicly traded companies
- Value accretive with total annual run-rate earnings synergies of at least $200M and one time working capital synergies of at least $250M expected within 24 months after closing

Tenneco 2017 Revenues
- Clean Air (CA): $6.2B [1]
- Ride Performance (RP): $3.1B [1]

Federal-Mogul 2017 Revenues
- Powertrain: $4.5B
- Motorparts: $3.3B



2017 PRO FORMA REVENUE
Current State
Post Acquisition
Post Separation
$ Billions
EXPECTED TO CLOSE IN SECOND HALF 2018
SEPARATION EXPECTED IN SECOND HALF 2019
$9.3 (VA $7.1)
RP
CA
$7.8
Motorparts
Powertrain
$17.1 (VA $14.9)
RP
Motorparts
Powertrain
CA
$6.4
RP
Motorparts
$10.7 (VA $8.5)
Powertrain
CA
Tenneco
Federal-Mogul
Tenneco CombinedCo
AM & Ride Performance
Powertrain Technology

Realignment and separation to unlock significant shareholder value

1. The Clean Air Aftermarket business is intended to be allocated to the Ride Performance business
2. Calculation: Purchase price less working capital synergies ($250M) / Federal-Mogul EBITDA plus earnings synergies ($200M)

6

Aftermarket & Ride Performance

Aftermarket – Well Positioned to Win in All Markets

TENNECO

	Products	Position
MONROE	• Shocks and struts • Suspension systems	#1 Globally
MOOG	• Steering, hubs • Driveline	#1 North America #3 EMEA
WAGNER	• Brake pads, shoes, linings • Rotors and drums	#1 North America
FEL-PRO	• Gaskets • Seals	#1 Globally
CHAMPION	• Underhood service • Ignition	#3 Globally
FERODO JURID	• Brake pads, shoes, linings	#2 EMEA
WALKER	• Emission control products	#1 NA & EMEA
AXIOS Fric-Rot	• Suspension links, bushings, mounts, exhaust isolators • Shocks and struts	#1 South America

Trends in Americas and EMEA

- Vehicles in operation continue to grow and age
- Vehicle miles traveled increasing in Americas
- Growing demand for advanced suspension products

Well-positioned to win in China

- Combined strong "house of brands" expected to capture growth in China
  - Shared investments in salesforce & distribution
  - Combined brand power & OE pedigree
  - Product line & coverage
  - Wear and tear products (e.g. brake pads, wipers) can provide earlier entry into market

Global Vehicles in Operation

Unprecedented growth expected over next 15 years led by China



1950
1960
1970
1980
1990
2000
2010
2020
2025
2030

China forecast to be largest AM market by 2025

Source: OCIA, Frost & Sullivan

7

Aftermarket & Ride Performance Complete “Around the Wheel” Offering Improved system level capability to capture intelligent suspension growth trends Leader in shocks, struts and NVH/elastomers Focused on Suspension, including the intelligent suspension portfolio Leader in steering, suspension and braking Focused on Chassis and Braking Note: AM brands represented here; however, OE offerings are typically branded "Tenneco" or “Federal-Mogul" for respective components Source: Company websites Brake pads Upper control arm Lower control arm Strut assembly Ball joint Bushings Inner and outer tie rods Hub assembly Strut top mount Linkages Brake rotors Dampers (not shown) Comprehensive ride performance product portfolio

Criteria Pollutants Greenhouse Gases / Fuel Economy FULL SYSTEM EMISSION CONTROL Powertrain Technology Complementary Portfolio Brings Unique Competitive Position System capabilities enable better powertrain efficiency at a lower total system cost F-M Engine Components Tenneco Hot End Components Delivering an optimized trade-off between fuel economy and emission control from the cylinder to the tailpipe MANAGES: Friction / performance Combustion temperature Ignition timing MANAGES: Conversion efficiency Thermal management Precious metal loading Regulation Driven CO PM NOx

Significant Synergy Potential

At Least $200M[1] Earnings Synergies Expected Within 24 Months

TENNECO

($ in millions)



Aftermarket & Ride Performance $115
Supply Chain $35
G&A and Engineering $50
Sales and Go-To Market $30

Estimated costs to achieve of ~$80 million



Powertrain Technology $85
Supply Chain $40
Sales, G&A and Engineering $45

Estimated costs to achieve of ~$70 million

- Separate, dedicated integration management team in place
- Complementary product portfolio reduces level of integration complexity
  - 80% - 85% of employees unaffected by integration
  - No revenue synergies included
  - No manufacturing synergies included (footprint/process)
- Reduction from three to two corporate structures generates majority of G&A savings
- Expect 75% synergy run rate within one year of close

In addition, one time working capital synergies expected of at least $250M

1. Net of estimated public company costs.

10

Key Information Regarding Separation Separation expected to be complete in second half of 2019 Anticipate Aftermarket & Ride Performance company will be SpinCo As smaller of two new companies, represents lower refinancing cost Will enter into new financing arrangements pre-spin Expect leverage around 3.0x at separation Leverage goal of 1.5x to 2.0x Anticipate Powertrain Technology company will be RemainCo Will retain existing combined company debt structure Expect some or all of existing Federal-Mogul bonds to be refinanced with proceeds from Aftermarket & Ride Performance financing transactions Anticipate leverage around 2.3x at separation Leverage goal of 1.0x to 1.5x Separation expected to be complete in second half of 2019 Approximately 12 months following completion of acquisition Legal, tax, financing and SEC registration determine ultimate timing Executive management teams expected to be announced early fourth quarter of 2018 Expect combined company leverage of ~2.5x at separation

Substantial Value Creation Opportunity Separation provides investors with distinct investment opportunities Note: Multiples shown represent medians of respective comp sets. Auto Aftermarket Suppliers includes MPAA, DORM and SMP. Powertrain Systems Suppliers includes BWA, CMI and DLPH. (EV / 2018E EBITDA)* Aftermarket & Ride Performance Comparables Powertrain Technology Comparables *FactSet and Company Filings as of April 6, 2018. Reducing multiple gap generates value creation opportunity

Transformational Step – Compelling Strategic Rationale Extends existing strategy and accelerates long-term value creation AM & RP PT ü ü ü ü ü ü ü ü ü ü Extends existing strategy and accelerates long-term value creation Strategically positions each company Increases scale and broadens portfolio for respective markets Enhances capabilities to capture growth with focused investments Significant synergy potential in both new companies Provides investors with distinct investment opportunities

Financial Results Disclaimer Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included in this presentation, the company has provided information regarding certain non-GAAP financial measures. These measures include Earnings Before Interest Expense, Income Taxes, Noncontrolling Interests and Depreciation and Amortization (“EBITDA*”), Net Debt, Value-Add Revenue, Adjusted EBITDA*, Adjusted Earnings Before Interest Expense, Income Taxes and Noncontrolling Interests (“Adjusted EBIT”), Adjusted Earnings Per Share, and Return on Invested Capital. Reconciliations of these non-GAAP financial measures to the comparable GAAP measure are included in this presentation. * Including noncontrolling interests.

Tenneco Projections Tenneco’s revenue outlook for 2018 through 2020 is as of January 2018. Revenue assumptions are based on projected customer production schedules, IHS Automotive January 2018 forecasts, Power Systems Research January 2018 forecasts and Tenneco estimates. In addition to the information set forth on slide 4, Tenneco’s revenue projections are based on the type of information set forth under “Outlook” in Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as set forth in Tenneco’s Annual Report on Form 10-K for the year ended December 31, 2017. Please see that disclosure for further information. Key additional assumptions and limitations described in that disclosure include: Revenue projections are based on original equipment manufacturers’ programs that have been formally awarded to the company; programs where the company is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. Revenue projections are based on the anticipated pricing of each program over its life. Except as otherwise indicated, revenue projections assume a fixed foreign currency value. This value is used to translate foreign business to the U.S. dollar. Revenue projections are subject to increase or decrease due to changes in customer requirements, customer and consumer preferences, the number of vehicles actually produced by our customers, and pricing. Certain elements of the restructuring and related expenses, legal settlements and other unusual charges we incur from time to time cannot be forecasted accurately.  In this respect, we are not able to forecast EBIT (and the related margins) on a forward-looking basis without unreasonable efforts on account of these factors and the difficulty in predicting GAAP revenues (for purposes of a margin calculation) due to variability in production rates and volatility of precious metal pricing in the substrates that we pass through to our customers. Tenneco’s revenue projection constitutes a forward-looking statement. We also refer you to the cautionary language regarding our forward-looking statements set forth in the Safe Harbor statement on slide 2.

Adjusted EBIT as a Percentage of Value-add Revenue – Reconciliation of Non-GAAP Results

TENNECO

$ Millions	2017	2015	2010	2006	2005	2000
Value-add revenue [1]	$ 7,087	$ 6,293	$ 4,653	$ 3,755	$ 3,759	$ 3,127
Clean Air substrate sales	$ 2,187	$ 1,888	$ 1,284	$ 927	$ 681	$ 401
Total revenue	$ 9,274	$ 8,181	$ 5,937	$ 4,682	$ 4,440	$ 3,528
EBIT	$ 417	$ 508	$ 281	$ 196	$ 217	$ 122
Adjustments (reflect non-GAAP [2] measures)						
Restructuring and related expenses	72	63	19	27	12	61
Pension / post retirement charges	13	4	6	(7)	-	-
New aftermarket customer changeover costs	-	-	-	6	10	-
Goodwill impairment	11	-	-	-	-	-
Reserve for receivables from former affiliate	-	-	-	3	-	-
Antitrust settlement accrual	132	-	-	-	-	-
Warranty settlement	7	-	-	-	-	-
Gain on sale of unconsolidated JV	(5)	-	-	-	-	-
Other non-operational items	-	-	-	-	-	4
Adjusted EBIT (non-GAAP Financial Measures) [3]	$ 647	$ 575	$ 306	$ 225	$ 239	$ 187
Adjusted EBIT as a % of value-add revenue [4]	9.1%	9.1%	6.6%	6.0%	6.4%	6.0%

(1) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales, which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before this factor. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

(2) Generally Accepted Accounting Principles.

(3) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents adjusted EBIT as a percentage of value-add revenue to assist investors in evaluating our company's operational performance without the impact of substrate sales.

17

Adjusted Earnings Per Share – Reconciliation of Non-GAAP Results Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period. 2017 2000 Earnings Per Share $ 3.91 $ (1.18) Adjustments (reflect non-GAAP measures): Restructuring and related expenses 1.12 1.21 Antitrust settlement accrual 1.61 - Goodwill impairment 0.20 - Warranty settlement 0.09 - Gain on sale of unconsolidated JV (0.08) - Pension / post retirement charges 0.17 - Costs related to refinancing 0.02 - Tax adjustments from US tax reform 0.28 - Net tax adjustments (0.43) - Other non-operational items - 0.07 Adjusted Earnings Per Share (1) $ 6.89 $ 0.10 $ Millions

2012 Dec 31 2013 Dec 31 2014 Dec 31 2015 Dec 31 2016 Dec 31 2017 Dec 31 Short-term Debt $ 113 $ 83 $ 60 $ 86 $ 90 $ 83 Long-term Debt 1,052 1,006 1,055 1,124 1,294 1,358 Redeemable Noncontrolling Interests 15 20 34 41 40 42 Tenneco Inc. Shareholders' Equity 246 432 495 425 573 686 Noncontrolling Interests 45 39 40 39 47 46 Invested Capital $ 1,471 $ 1,580 $ 1,684 $ 1,715 $ 2,044 $ 2,215 Average Invested Capital $ 1,526 $ 1,632 $ 1,700 $ 1,880 $ 2,130 EBIT $ 422 $ 489 $ 508 $ 516 $ 417 Adjustments (reflect non-GAAP (1) measures)(2) Restructuring and related expenses 78 49 63 36 72 Antitrust settlement accrual - - - - 132 Goodwill impairment - - - - 11 Warranty settlement - - - - 7 Gain on sale of unconsolidated JV - - - - (5) Bad debt charge - 4 - - - Pension / post retirement charges / Stock vesting - 32 4 72 13 Adjusted EBIT (non-GAAP financial measure)(2) 500 574 575 624 647 Effective Tax Rate 35.7% 33.7% 32.9% 26.6% 24.5% Tax effected Adjusted EBIT $ 321 $ 381 $ 386 $ 458 $ 488 Return on Invested Capital (ROIC)(3) (non-GAAP financial measure)(2) 21.1% 23.3% 22.7% 24.4% 22.9% 5 year Average Invested Capital $ 1,785 5 years Average tax effected Adjusted EBIT 407 5 year Average ROIC 22.8% Return on Invested Capital – Reconciliation of Non-GAAP Results (1) Generally accepted Accounting Principles Tenneco presents the above reconciliation of non-GAAP results in order to allow a better understanding of our performance. We consider Return on Invested Capital (ROIC) to be a meaningful indicator of our operating performance, and we evaluate ROIC because it measures how effectively we use the capital we invest in our operations. Tenneco defines ROIC as tax effected Adjusted EBIT divided by Average Invested Capital, which is the beginning and ending balances of debt, equity and noncontrolling interests. See the tabular calculation above. $ Millions, Unaudited

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this communication concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with the Company or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”). Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this communication are made as of the date of this communication, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Federal-Mogul, LLC, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois, 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 10, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.